DATED THIS 18TH DAY OF JUNE 1999





                           BETWEEN



              KLIH PROJECT MANAGEMENT SDN. BHD.
                     (Company No.14962-D)
                          ("LESSOR")


                             AND


             MEC AUDIO VISUAL PRODUCTS SDN. BHD.
                    (Company No.170217-X)
                           ("MEC")


                             AND


                        MCMS SDN. BHD.
                    (Company No.399136-M)
                          ("LESSEE")




          ******************************************


                    AGREEMENT FOR A LEASE


          ******************************************




                      MESSRS GHAZI & LIM
                    ADVOCATES & SOLICITORS
                    19TH FLOOR, MWE PLAZA
                     NO.8 LEBUH FARQUHAR
                       10200 GEORGETOWN
                    PENANG, WEST MALAYSIA
                      TEL: (604)-2633688
                      FAX: (604)-2627433
                  E-MAIL: gnlpg@po.jaring.my

                   (OUR REF: M38/99/KBC/c)
                    Disk C8: M38-99LE.ASE

THIS AGREEMENT FOR A LEASE is made the 18th day  of June 1999
BETWEEN:

1.   PARTIES

1.1  Lessor

     KLIH PROJECT MANAGEMENT SDN. BHD. (Company No.14962-D), a company incorporated in Malaysia and having its registered office at 11th Floor, Wisma KLIH, No.126 Jalan
     Bukit Bintang, 55100 Kuala Lumpur (hereinafter referred to as "the Lessor") of the first part; AND

1.2  MEC

     MEC AUDIO VISUAL PRODUCTS SDN. BHD. (Company No.170217-
     X), a company incorporated in Malaysia and having its registered office at 11th Floor, Wisma KLIH, No.126 Jalan Bukit Bintang, 55100 Kuala Lumpur (hereinafter referred to as "MEC") of the second part; AND

1.3  Lessee

     MCMS SDN. BHD. (Company No.399136-M), a company incorporated in Malaysia and having its registered office at 7th Floor (Room 7-02) Wisma Penang Garden, No.42 Jalan
     Sultan Ahmad Shah, 10050 Penang, Malaysia (hereinafter referred to as "the Lessee") of the third part.

2.   RECITALS

2.1  The Lessor is the registered proprietor of all those five
     (5) pieces of land known as Lots No.P.T.1223, 1224, 1225 and 1226, Mukim 12, Daerah Barat Daya, Negeri Pulau Pinang held under Suratan Hakmilik Sementara No.H.S.(D)6941, 6942, 6943 AND 6944 and Lot No.8130,
     Mukim 12, Daerah Barat Daya held under Pajakan Negeri No.1765 together with the factory erected thereon (hereinafter referred to as "the Factory") located at Lorong Sg. Tiram, Bayan Lepas, FIZ II, 11900 Bayan Lepas, Penang with a built up area of approximately 118,340.92 square feet made up as follows:

          (a)  production floor space 37,629 square feet;

          (b)  office space 17,500 square feet; and

          (c)  warehouse and other space 63,211.92
          square feet

     and the furnitures, air-conditioners, lighting and other fittings as set out in the inventory list annexed hereto as the First Schedule (hereinafter referred to as "the Furniture and Fittings")(the abovementioned Land, the Factory and the Furnitures and Fittings are hereinafter collectively referred to as "the Demised Land")

2.2 The Lessor has charged the Demised Land to STANDARD CHARTERED BANK MALAYSIA BERHAD (Company No.115793-P), a company incorporated in Malaysia under the Companies Act, 1965 and having a place of business at No.2 Beach Street, 10300 Penang (hereinafter referred to as "the Chargee") under Charge Presentation No.3571/98 Volume No.780 Folio No.100 (hereinafter referred to as "the Charge") as security for a loan granted by the Chargee to MEC.

2.3 By an agreement made the 22nd day of August 1996 between the Lessor of the one part and MEC of the other part (hereinafter referred to as "the Sale and Purchase Agreement") the Lessor, with the consent of the Chargee sold and MEC purchased the Demised Land for the consideration and upon the terms and conditions more fully set out in the Sale and Purchase Agreement.

2.4 MEC has paid the full purchase price of the Demised Land and fully complied with the terms and conditions of the Sale and Purchase Agreement as hereby irrevocably and expressly acknowledged by the Lessor but the Demised Land has yet to be transferred to MEC.

2.5 The Demised Land is subject to the following restrictions in interest:-

               2.5:1     The Demised Land shall not be
               transferred, charged, leased, sub-leased or otherwise in any manner dealt with or dispose of without the written sanction of the State Authority; and

               2.5:2     The Demised Land shall not be sub-
               divided.

2.6 MEC and the Lessor, with the consent of the Chargor has agreed to let and the Lessee has agreed to take a lease of the Demised Land for the duration and upon the terms and conditions of this Agreement.

3.   DEFINITIONS AND INTERPRETATIONS

3.1  Definitions

     Unless the context shall otherwise require, the terms defined in Clause 1 shall for all purpose of this Agreement have the meaning specified.

     Contractual  : The period of three (3) years and three
     Terms (3) months and includes the renewed term if the Option to Renew specified in Clause 11 is exercised

     Chargee      : STANDARD CHARTERED BANK
                    MALAYSIA BERHAD (Company No.115793-P)

Demised Land      : All those five (5) pieces  of land known as
                    Lots No.P.T.1223, 1224, 1225 and 1226, Mukim 12,
                    Daerah Barat Daya, Negeri Pulau Pinang held under Suratan Hakmilik Sementara No.H.S.(D)6941, 6942,
                    6943 AND 6944 respectively and Lot No.8130, Mukim 12, Daerah Barat Daya held under Pajakan Negeri No.1765 as stated in the Schedule above together with the Factory erected thereon and the Furniture and Fittings thereto

Factory           : The factory erected on the Demised Land located at
                    Lorong Sg. Tiram, Bayan Lepas, FIZ II, 11900 Bayan Lepas, Penang with a built up area of 118,340.92 square feet made up as follows:

                    (a)  production floor space 37,629 square feet

                    (b)  office space 17,500 square feet

                    (c)  warehouse and other space 63,211.92 square feet

Furniture         : The Furniture and Fittings in the Factory
and Fittings        as stated in the inventory list annexed hereto
                    as the First Schedule

Lease             : The Lease of the Demised Land in Form 15A of the
                    National Land Code for a term of three (3) years and three (3) months with an option to renew the Lease for a further term of three (3) years and three (3) months upon the same terms covenants and conditions contained therein and includes any instrument supplemental to it but at a revised rent as hereinafter provided and in the event the Lease is converted into a tenancy pursuant to Clause 6.4(b) the expression "the Lease" shall include the converted tenancy

Lessor            : KLIH PROJECT MANAGEMENT
                    SDN. BHD. (Company No.14962-D)

MEC               : MEC AUDIO VISUAL PRODUCTS
                    SDN. BHD. (Company No.170217-X)

Option to         : The option to renew the Lease for a further term of
Renew three (3) years and three (3) months as provided in Clause 11

Parties/Party     : It means the Lessor and/or the Lessee and/or MEC

Renewed Term      : The further period of three (3) years and three (3)
                    months renewed pursuant to Clause 11

Rent              : The amount of rental payable for the entire duration
                    of the Lease and the renewed Lease which particulars are as described in Clause 5 herein

Rent              : The 1st day of September 1999
Commencement
Date

Sale and         : The Agreement made the 22nd day of August 1996 between
Purchase           the Lessor as vendor and MEC as purchaser in respect
Agreement          of the Demised Land

Sub-Tenant       : LEMTRONICS SDN. BHD. (Company No.167912-P), a company
                   incorporated in Malaysia and having its registered office at Bayan Lepas, FIZ, Phase II, 11900 Bayan Lepas, Penang

Valuer           : The valuer appointed pursuant to Clause 11.3(b)

3.2  Clauses and Clause Heading

     The Clause and paragraph heading in this Agreement are for the ease of reference only and shall not be taken into account in the construction or interpretation of any covenants conditions or proviso to which they refer.

3.3  Singular and Plural Meanings

     Words in this Agreement importing singular meaning shall where the context so admits include the plural meaning and vice versa.

3.4  Acts, Statute and Statutory Instruments

     References in this Agreement to any Acts, statutes or statutory instrument shall include and refer to any Acts, statute or statutory instrument amending consolidating or replacing them respectively from time to time and for the time being in force.

3.5  Gender

     Words in this Agreement of the masculine gender shall include the feminine and neuter gender and vice versa and words denoting natural persons shall include corporations and firms and all such words shall be construed interchangeably in that manner.

4.   DEMISE

     The Lessor with the consent of MEC hereby demises and the Lessee hereby accepts a lease of the Demised Land inclusive of the Factory and the Furniture and Fittings TO HOLD the Demised Land to the Lessee for the Contractual Term SUBJECT to all rights easements privileges restrictions covenants and stipulations appearing in the title to the Demised Land YIELDING AND PAYING to the Lessor the Rent as stated and in the manner set out in Clause 5.

5.   RENT

5.1  The Lessee shall pay the Lessor a Rent of Ringgit
     Malaysia One Hundred and Eighty Thousand (RM180,000.00) only per month for the Contractual Term in the following manner:-

          (a) the Rent for the first three (3) months or the first quarter of the Contractual Term shall be payable monthly in advance, the first month's Rent to be payable on the Rent Commencement Date and each subsequent payment for the next two (2) months to be made on or before the seventh (7th) day of each succeeding month;

          (b) the Rent for the rest of the Contractual Term shall be payable quarterly in advance on or before the seventh (7th) day of each succeding quarter.

5.2 There will be no increase in the Rent payable for the initial Contractual Term.

5.3 The Rent payable for the Renewed Term (in the event that the Lessee does exercise its option to renew) shall be the sum as calculated in accordance with Clause 11.3(b).

6.   STATE AUTHORITY CONSENT

6.1 This Agreement shall be conditional upon the approval of the Penang State Authority without conditions or (if conditional) upon terms and conditions acceptable to the Lessee.

6.2 The Lessee's Solicitor shall apply for the consent of the Penang State Authority but the application fees and the consent fees (if any) imposed by the State Authority and the Penang Development Corporation shall be borne by MEC but payable by the Lessee and subsequently deducted from future Rent payable to the Lessor under this Agreement.

6.3 The Lessee may appeal against any of the conditions imposed by the Penang State Authority.

6.4 In the event the approval of the Penang State Authority cannot be obtained and/or the appeal against the conditions imposed by the Penang State Authority is rejected and/or the conditions imposed by the Penang State Authority are not acceptable to the Lessee, the Lessee shall by notice in writing to the Lessor, elect either to:-

          (a) terminate this Agreement whereupon the Lessee shall deliver up possession of the Demised Land to the Lessor and neither party shall have any further claims whatsoever; or

          (b) convert this Agreement into a tenancy exempt from registration for three (3) years with an option to renew for a further period of three (3) years but otherwise upon the same terms and conditions as this Agreement and the expressions "the Contractual Term" and "the Renewed Term" shall wherever appearing herein be construed accordingly and the parties undertake to pay all such charges and consent fees and do all acts and things and execute all such documents as may be necessary or expedient to perfect the tenancy of the Demised Land.

6.5 Notwithstanding anything to the contrary herein, the Lessee shall pay and continue to pay the Rent herein unless and until this Agreement is terminated pursuant to Clause 6.4(a).

6.6 The Lessee shall inform the Lessor upon the acceptance of the approval of the State Authority to the Lease and the Parties shall within seven (7) days of the notice from the Lessee's Solicitors execute the Lease in the form of the Lease Annexure annexed hereto as the Second Schedule and all other relevant documents and to as many copies thereof as may be necessary.

7.   LESSEE'S COVENANTS

     The Lessee covenants with the Lessor and/or MEC as follows:-

          7.1 To pay the Rent on the days and in the manner set out in this Agreement;

          7.2 To pay all charges (if any) for removal of refuse in connection with the occupation by the Lessee of the Demised Land;

          7.3 To pay for all the water and electricity and other charges consumed by the Lessee on the Demised Land as from 1st July 1999 and the Lessee shall be entitled to all income in respect of the Demised Land from 1st July 1999;

          7.4 To remove any unauthorised additions made to the Demised Land at the expiration of the Contractual Term unless agreed upon not to by the Parties hereto and the Lessee shall make good any part or parts of the Demised Land which may be damaged by such removal;

          7.5  To permit the Lessor or MEC and/or its
          authorised servants or agents at reasonable times to enter into and inspect and view the Demised Land and examine their conditions after a seven (7) days written notice is given to the Lessee Provided that the Lessor/MEC and/or its authorised servants or agents shall comply with all reasonable directions of the Lessee with respect to security procedures to be observed and protective gears and special clothings to be worn by the Lessor's or MEC's servants and agents during the inspection;

          7.6 To comply with the requirements of any relevant authorities relating to anything done upon the Demised Land by the Lessee and to indemnify the Lessor against all actions, proceedings, claims or demands which may be brought or made by reason of default in compliance with them;

          7.7 To indemnify the Lessor or MEC against any claims proceedings or demands and costs and expenses so incurred which may be brought against the Lessor or MEC by any employee workman agent or visitor of the Lessee in respect of any accidental loss or damage whatsoever to person or property on the Demised Land due to the negligence or wilful act of the Lessee;

          7.8 To pay the Rent to the Chargee whose receipt the Lessor and MEC hereby irrevocably acknowledge to the valid and sufficient discharge to the Lessee and to this end the Lessor and MEC undertake to execute an Assignment of the Rent herein to the Chargee upon such terms and conditions as the Chargee may require;

          7.9 Not to cause any land roads or pavements on the Demised Land to be untidy or in a dirty condition and in particular not to deposit on them refuse or other materials;

          7.10 Not to use the Demised Land for any illegal or immoral activities or purpose or to keep any animals or pets in it other than guard dogs;

          7.11 Not to do in or upon the Demised Land anything which may be a nuisance annoyance disturbance inconvenience or damage to the occupiers of neighbouring factories;

          7.12 Not without the prior written consent of the Lessor or MEC to assign underlet, charge or part with the possession of the Demised Land or any part thereof save and except to the Sub-Tenant;

          7.13 Not to commit any waste; and

          7.14 Not to hold or permit or suffer to be held on the Demised Land any sale by public auction.

8.   YIELD UP

     At the expiration of the Contractual Term or the sooner termination of this Lease, the Lessee shall:

          8.1 yield up the Demised Land in accordance with the terms of this Lease;

          8.2 remove all signs erected by the Lessee in upon or near the Demised Land and immediately to make good any damage caused by such removal.

9.   LESSOR'S AND MEC'S COVENANTS

9.1 The Lessor and MEC jointly and severally covenant and agree with the Lessee as follows:-

          (a) that if the Lessee shall pay the Rent hereby reserved and observe and perform the stipulations on their part herein contained they shall peaceably hold and enjoy the Demised Land during the Contractual Term without any interruption by the Lessor or any person rightly claiming under or in trust for it;

          (b) to grant the Option to Renew the Lease as stated in Clause 11;

          (c) to permit the Lessee to commence to fit out and renovate the Factory for its manufacturing and business activities forthwith upon execution of this Agreement;

          (d) to permit the Lessee to repair and make good and any existing defects and damage to Factory at the cost and expense of MEC provided always that the costs of such repairs shall be evidenced by the appropriate receipts shall not exceed the sum of Ringgit Malaysia One Hundred and Six Thousand (RM106,000.00) and provided further that the Lessee shall advance for the costs of such repair and deduct such advances from the Rent payable under this Agreement;

          (e) to permit (but it shall not be obligatory upon) the Lessee to execute such repairs or works as verified by the Valuer or make such payments or perform such obligations of the Lessor and/or MEC herein including in particular MEC's covenants in Clauses 9.1(g) and 9.2 at the cost and expenses of MEC upon the failure or refusal of the Lessor and MEC to forthwith execute the same and any costs and expenses incurred shall be deducted or set off against the Rent payable herein subject to a maximum non-cumulative deduction equivalent to one (1) month's Rent per annum;

          (f) to permit the Lessee to sublet any part of the Demised Land to the Sub-Tenant on such terms and conditions as the Lessee may deem fit; and

          (g) to insure and keep the Factory fully insured for the full cost of rebuilding and reinstating the same with a reputable insurance office in the joint names of the Lessor and the Lessee against destruction or damage by fire, lightning, explosion, aircraft (including articles dropped from aircraft), riot, civil commotion, malicious persons, earthquake, storm, tempest, flood, bursting and overflowing of water pipes, tanks and other apparatus and impact by road vehicles and in case of any such damage or destruction as aforesaid happening to the Factory or any part thereof to apply any money received by it in respect thereof under any insurance in reinstating and restoring the parts thereof so damaged or destroyed. Subject to and without prejudice to this Clause, if the Factory or any part thereof shall be rendered unfit for use by reason of the damage or destruction as aforesaid, the Rent or a fair proportion of the Rent according to the nature and extent of the damage or destruction sustained shall ceased to be payable until the Factory or the affected part shall have been rebuilt or reinstated so that the Factory or the affected part are made fit for occupation or use save and except that in the event that the Factory cannot be rebuilt and reinstated or if the Tenant is unable to await the rebuilding and reinstatement of the Factory, the Lease shall absolutely determine.

9.2  MEC covenants and agrees with the Lessee as follows:-

          (a) to pay all existing and future quit rents and rates (assessment) and outgoings payable by law in respect of the Demised Land which payments shall be deducted from the Rent as provided for in clause 9.1(e) hereof;

          (b) to keep the roof, main structures, external walls, main drains and pipes of the Factory in good tenantable repair and condition including if required by the relevant authorities, to repaint and redecorate the external walls of the Factory;

          (c)  to indemnify and keep the Lessee fully
          indemnified against all breaches by the Lessor and MEC of its statutory duties or obligations including environmental damage due to or arising from anything done or carried out by the Lessor or MEC or its authorised servants agents workmen on the Demised Land.

10.  LESSEE'S PROPERTY

     In the event that any property of the Lessee shall remain in or on the Demised Land after the Lessee has vacated the Demised Land on the expiry of the Contractual Term and the Lessee fails to remove it within fourteen (14) days after being requested in writing by the Lessor or MEC to do so or if after using its best endeavour the Lessor is unable to locate the Lessee within fourteen
     (14) days from the first attempt so made by the Lessor:-

          10.1 The Lessor or MEC shall have the right to remove the property and all costs and expenses incurred for such removal and storage thereafter shall be borne by the Lessee;

          10.2 The Lessor or MEC shall not be responsible for any actions damages claims proceedings costs expenses and demands caused by or related to the removal of the property;

          10.3 The Lessor or MEC shall not be liable for any loss or damages suffered on the Lessee's property as a result of the removal and storage of the property.

11.  OPTION TO RENEW

11.1 If the Lessee:-
          (a)  has paid the Rent regularly during the
          Contractual Term;

          (b) has reasonably performed and observed the covenants contained in this Agreement;

          (c)  notifies the Lessor in accordance with Section
          11.2 below;

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
          (d) then at the end of the initial Contractual Term the Lessor and MEC shall grant and the Lessee shall take a further lease for the Renewed Term of the Demised Land in accordance with the provisions set out in Section 11.3 below (hereinafter referred to as "the Renewed Term").

11.2 A notice of exercise of option:-

          (a) must state clearly that the Lessee wishes to take a further lease of the Demised Land in accordance with the option contained in this Agreement; and

          (b) must be served not later than three (3) months before the end of the period of the initial
          Contractual Term.

11.3 The provision for the further lease will be the same as the provisions of this Agreement, with the following exceptions:-

          (a) the new lease will begin immediately after the end of the period of the initial Contractual Term;

          (b) the rent at the commencement of the new lease will be as mutually agreed between the Lessor or MEC and the Lessee and if the revised rent has not been agreed by the parties within one (1) month of the exercise of the Option to Renew, the same shall be determined by MR KHOO TIANG HUAT or any valuer of MESSRS C.H.WILLIAMS, TALHAR & WONG SDN. BHD. (Company No.18149-U) of No.35 Green Hall, 10200 Penang or if MESSRS C.H.WILLIAMS, TALHAR & WONG SDN. BHD. are no longer in property valuation practice, any independent valuer nominated by the President or its equivalent for the time being of the INSTITUTE OF CHARTERED SURVEYORS OF MALAYSIA or its equivalent (hereinafter referred to as "the Valuer") on the application of the Lessee (acting as an expert and not an arbitrator) and so that the revised rent to be determined by the Valuer shall be such as the Valuer shall decide is the monthly rent at which the Demised Land might reasonably be expected to be let at the date of the exercise of the Option to Renew PROVIDED THAT the Valuer shall determine the revised rent based upon the state and condition and structure of the Demised Land as at the 14th day of June 1999 evidenced by the Valuation Report on the Demised Land by MESSRS C.H.WILLIAMS, TALHAR & WONG SDN. BHD. dated the 14th day of June 1999 and disregard any increase in the rental value of the Demised Land attributable to the existence of any alteration or improvement to the Demised Land and/or make a fair allowance to the Lessee in respect of such alteration or improvement PROVIDED ALWAYS THAT the revised rent shall under no circumstances be more than or less than fifteen per centum (15%) of the immediately preceding month's rent.

          (c)  For the avoidance of doubt it is hereby
          expressly agreed and declared that in the event:-

                    (i)  the rent determined by the Valuer
               exceeds by more than fifteen per centum (15%) the preceding month's rent at the date of the exercise of the Option to Renew, the revised rent shall be fixed at fifteen per centum (15%) above the preceding month's rent;

                    (ii) the rent determined by the Valuer is
               lower by fifteen per centum (15%) of the preceding month's rent at the date of the exercise of the option to renew, the revised rent shall be fixed at fifteen per centum (15%) below the preceding month's rent.

          (d) The option for the Lessee to terminate the renewed Lease under Clause 13 may be exercised at any time during the Renewed Term.

12.  OPTION TO PURCHASE

12.1 If the Lessee wishes to purchase the Demised Land (hereinafter referred to as "the Option to Purchase") and shall at any time during the initial Contractual Term or the Renewed Term granted pursuant to Clause 11 give to the Lessor or MEC not less than one (1) month's notice in writing (hereinafter referred to as "the Lessee's Notice"), the Lessor and MEC shall upon the expiration of the Lessee's Notice and upon the payment of the sum ascertained in accordance with the provisions of Clause
     12.2 transfer the Demised Land to the Lessee free from all encumbrances whatsoever subject to all conditions of title whether express or implied in the documents of title in respect of the Demised Land and to the terms and conditions set out in the Second Schedule of the Lease Annexure annexed hereto as the Second Schdule.

12.2 The Lessor or MEC and the Lessee shall attempt to reach agreement on the value of the Demised Land in the open market assuming vacant possession as at the date of the exercise of the Option to Purchase as agreed between the Lessor or MEC and the Lessee and if such agreement has not been reached within four (4) weeks from the date of service of the Lessee's Notice, then the Valuer shall be appointed by either party to determine the market value of the Demised Land as at the date of exercise of the Option to Purchase PROVIDED THAT the Valuer shall determine the market value of the Demised Land based upon the existing state and condition and structure of the Demised Land as at the 14th day of June 1999 evidenced by the Valuation Report on the Demised Land by MESSRS C.H.WILLIAMS, TALHAR & WONG SDN. BHD. dated the 14th day of June 1999 disregarding any increase in the market value of the Demised Land attributable to the existence of any alteration or improvement to the Demised Land and/or making a fair allowance to the Lessee in respect of such alteration or improvement provided that in the event the Lessee is not agreeable to the value as determined by the Valuer it may at its own costs and expense appoint another valuer on the panel of valuers of the Chargee to value the open market value of the Demised Land disregarding any increase in the market value of the Demised Land attributable to the existence of any alteration or improvement to the Demised Land and/or making a fair allowance to the Lessee in respect of such alteration or improvement and the purchase price of the Demised Land shall be the average of the two valuations and in the event the Lessee fails to appoint the second valuer within four (4) weeks of its notification to the Lessor or MEC of its disagreeement as to the open market value by the Valuer, the Option to Purchase shall lapse and be of no further effect.

12.3 The determination as to the market value of the Demised Land by the Valuer (who shall act as an expert and not as an arbitrator) shall subject to Clause 12.2(b) be final and binding on the Parties and his fees and expenses shall be borne equally by them and if either party shall pay the whole of such fees and expenses, it shall be entitled to receive one half from the other.

12.4 The sale and purchase of the Demised Land shall be subject to the additional terms and conditions set out in the Second Schedule of the Lease Annexure annexed hereto.

12.5 Notwithstanding the exercise of the Option to Purchase, the terms and provisions of this Agreement shall continue to take effect until the completion of the sale and purchase of the Demised Land and in particular this Agreement shall continue even if the sale and purchase of the Demised Land is not completed for any reasons whatsoever unless this Agreement is determined in accordance with the provisions herein.

13.  OPTION TO TERMINATE

     If the Lessee wishes to determine this Agreement at any time after the expiry of the initial Contractual Term or at any time during the Renewed Term, the Lessee shall give the Lessor or MEC not less than three (3) months' notice in writing then upon the expiry of such notice, the Contractual Term shall immediately cease and determine but without prejudice to the respective rights of either party in respect of any antecedent claim or breach of covenant.

14.  TERMINATION ON DEFAULT

14.1 The Lessor or MEC may terminate this Agreement in the manner set out below in the following circumstances:

          (a) if the Rent or any part of it and other moneys owing to the Lessor under this Agreement is or are in arrears for thirty (30) days;

          (b) if the Lessee breaches a material provision of this Agreement and fails to remedy the breach within thirty (30) days from the date of service of Notice by the Lessor to do so.

14.2 In the circumstances set out in Clause 14.1, the Lessor or MEC may terminate this Agreement by:

          (a)  notifying the Lessee to that effect; or

          (b) re-entering the Demised Land and repossessing it; or

          (c)  doing both.

15.  LAW

     The Law of Malaysia shall apply for the purpose of governing this Agreement and the Parties shall submit to the jurisdiction of the Courts in Malaysia.

16.  COSTS, FEES AND STAMP DUTIES

     Each Party shall pay fees and disbursements of its own agents accountants solicitors and all other costs and expenses incurred by it in relation to the negotiation, preparation execution and completion of this Agreement and the Lessee shall pay the stamp duty in respect of this Agreement and the stamp duty and registration fees in respect of the Lease.

17.  SERVICE OF DOCUMENT

17.1 Address for Service

     In this clause:-

          (a) "the Lessor's Address" means the following address of the Lessor or such other address as the Lessor may from time to time notify to the Lessee and MEC as being its address for service for the purpose of this Agreement:

          KLIH PROJECT MANAGEMENT SDN. BHD.
          11th Floor, Wisma KLIH,
          No.126 Jalan Bukit Bintang,
          55100 Kuala Lumpur

          (b) "the Lessee's Address" means the following address of the Lessee or such other address as the Lessee may from time to time notify to the Lessor and MEC as being its address for service for the purposes of this Agreement:

          MCMS SDN. BHD.
          Plots 12 & 13, Phase IV,
          Free Industrial Zone,
          Bayan Lepas,
          11900 Penang

          (c) "MEC's Address" means the following address of MEC or such other address as MEC may from time to time notify to the Lessor and the Lessee as being its address for service for the purposes of this
          Agreement:

          MEC AUDIO VISUAL PRODUCTS SDN. BHD.
          11th Floor, Wisma KLIH,
          No.126 Jalan Bukit Bintang,
          55100 Kuala Lumpur

17.2 Notice

     Any notice or other communication given or made in accordance with this Agreement shall be in writing and:-

          (a) may (in addition to any other effective mode of service) be sent by registered post;

          (b)  shall (in the case of a notice or other
          communication to the Lessor but subject to Clause
          17.3(a)) be served on the Lessor at the Lessor's
          Address;

          (c)  shall (in the case of a notice or other
          communication to the Lessee but subject to Clause
          17.3(b)) be served on the Lessee at the Lessee's
          Address; and

          (d)  shall (in the case of a notice or other
          communication to MEC but subject to Clause 17.3(c)) be served on MEC at MEC's Address.

17.3 Any notice or other communication given or made in accordance with this Agreement:

          (a) by or to the Lessor may be given or made by or to the Lessor's Solicitors on behalf of the Lessor;

          (b) by or to the Lessee may be given or made by or to the Lessee's Solicitors on behalf of the Lessee;

          (c) by or to MEC may be given or made by or to MEC's Solicitors on behalf of MEC.

18.  CHANGE OF ADDRESS

     Any changes of address by either party must be communicated to the other in writing.

19.  SCHEDULE

     The First Schedule and the Second Schedule shall form part of this Agreement and shall be read, taken and construed as an essential part of this Agreement.

20.  BREACH BY THE LESSOR

20.1 In the event the Lessor and/or MEC is in breach of any of the stipulations terms covenants and conditions contained in this Agreement, the Lessor and MEC shall jointly and severally indemnify and keep the Lessee fully indemnified against or arising from all loss damage costs expenses actions demands proceedings claim and liability (including all legal fees on a solicitor and client basis) made against or suffered or incurred by the Lessee.

20.2 Without prejudice to Clause 20.1, the Lessee shall be entitled to the remedy of specific performance in the event the Lessor and/or MEC unlawfully or improperly terminates this Agreement at any time before its expiration.

21.  WAIVER OR INDULGENCE

     Knowledge or acquiescence by any Party of or in any breach by the Lessor or the Lessee or MEC of any of the terms and conditions herein contained or any indulgence given by any Party to the others shall not operate as or be deemed to be a waiver of such terms or conditions or any of them and notwithstanding such knowledge or acquiescence or indulgence, any Party shall be entitled to exercise its rights and powers under this Agreement and to require strict performance of the terms and condition herein contained.

22.  ENTIRE UNDERSTANDING

     This Agreement embodies the entire understanding of the Parties relating to the Demised Land and to all the matters dealt with by any of the provisions of this Agreement.

23.  PERSONS TO BE BOUND BY THIS AGREEMENT

     This Agreement shall be binding upon the successors in title and assigns of the Lessor and MEC and the successors in title, nominee, transferee and assigns of the Lessee.

24.  SPECIFIC PERFORMANCE

     The Lessor, the Lessee and MEC shall be entitled to specific performance of this Agreement.

25.  REPRESENTATION

     The Lessor, MEC and the Lessee represent, declare and undertake with each other that:-

25.1 It has the power to execute, deliver and perform the terms of this Agreement and has taken all necessary corporate and other action to authorise of the execution, delivery and performance of this Agreement.

25.2 This Agreement constitutes the legal valid and binding obligations of the Lessor, the Lessee and MEC in accordance with the terms and conditions contained in this Agreement.

25.3 All consents, approvals, authorisations, licences, orders and exemptions of any ministry, governmental agency, department or authority in Malaysia which are required on the part of the Lessor, MEC and/or the Lessee or any of them or which are advisable and the execution delivery performance and legality or enforceability of this Agreement have been or will be obtained and are in full force and any conditions contained therein or otherwise applying thereto have been or will be complied with.

                        *************

                      THE FIRST SCHEDULE

                          CLAUSE 2.1

          INVENTORY LIST OF FURNITURES AND FITTINGS

                     THE SECOND SCHEDULE

                          CLAUSE 6.6

                    FORM OF LEASE ANNEXURE


We, KLIH PROJECT MANAGEMENT SDN. BHD. (Company No.14962-D), a company incorporated in Malaysia and having its registered office at 11th Floor, Wisma KLIH, No.126 Jalan Bukit Bintang, 55100 Kuala Lumpur (hereinafter referred to as "the Lessor" which expression shall include its assigns or successors-in-title) being the registered proprietor of all those pieces of land described in the above Schedule together with the factory erected thereon (hereinafter referred to as "the Factory") known as located at Lorong Sg. Tiram, Bayan Lepas, FIZ II, 11900 Bayan Lepas, Penang with a built up area of approximately 117,927 square feet made up as follows:

(a)  production floor space 37,629 square feet;

(b)  office space 17,500 square feet; and

(c)  warehouse and other space 63,211.92 square feet

and the furnitures, air-conditioners, lighting and other fittings as set out in the inventory list annexed hereto as the First Schedule (hereinafter referred to as "the Furniture and Fittings")(the abovementioned Land, the Factory and the Furnitures and Fittings are hereinafter collectively referred to as "the Demised Land") DO HEREBY LEASE the Demised Land to MCMS SDN. BHD. (Company No.399136-M), a company incorporated in Malaysia and having its registered office at 7th Floor(Room 7-02) Wisma Penang Garden, No.42 Jalan Sultan Ahmad Shah, 10050 Penang, Malaysia (hereinafter referred to as "the Lessee" which expression shall include ITS assigns or successors-in-title) in whom this Lease for the time being is vested TO BE HELD by the Lessee for a term of five (5) years with an option to renew for a further term of five (5) years (hereinafter referred to as "the Option to Renew").

                           RECITALS

WHEREAS the Lessor is the registered proprietor of the Demised
Land.

AND WHEREAS the Lessor has charged the Demised Land to STANDARD CHARTERED BANK MALAYSIA BERHAD (Company No.115793-P), a company incorporated in Malaysia under the Companies Act, 1965 and having a place of business at No.2 Beach Street, 10300 Penang (hereinafter referred to as "the Chargee") under Charge Presentation No.3571/98 Volume No.780 Folio No.100

(hereinafter referred to as "the Charge") as security for a loan granted by the Chargee to MEC AUDIO VISUAL PRODUCTS SDN. BHD. (Company No.170217-X), a company incorporated in Malaysia and having its registered office at 11th Floor, Wisma KLIH, No.126 Jalan Bukit Bintang, 55100 Kuala Lumpur (hereinafter referred to as "MEC").

AND WHEREAS by an agreement made the 22nd day of August 1996 between the Lessor of the one part and MEC of the other part (hereinafter referred to as "the Sale and Purchase Agreement") the Lessor, with the consent of the Chargee agreed to sell and MEC agreed to purchase the Demised Land for the consideration and upon the terms and conditions more fully set out in the Sale and Purchase Agreement.

AND WHEREAS MEC has paid the full purchase price of the Demised Land and fully complied with the terms and conditions of the Sale and Purchase Agreement as hereby irrevocably and expressly acknowledged by the Lessor but the Demised Land has yet to be transferred to MEC.

AND WHEREAS MEC and the Lessor, with the consent of the Chargee has agreed to let and the Lessee has agreed to take a lease of the Demised Land for the duration and upon the terms and conditions of this Lease.


1.   DEFINITIONS AND INTERPRETATIONS

1.1  Definitions

     Unless the context shall otherwise require, the terms defined in Clause 1 shall for all purpose of this Lease have the meaning specified.

     Contractual  : The period of three (3) years and three
     Terms          (3) months and includes the
                    renewed term if the Option to Renew
                    specified in Clause 9 is exercised

      Chargee      : STANDARD CHARTERED BANK
                    MALAYSIA BERHAD (Company No.115793-P)

     Demised Land : All those five (5) pieces of land known as
                    Lots No.P.T.1223, 1224, 1225 and 1226, Mukim 12,
                    Daerah Barat Daya, Negeri Pulau Pinang held under Suratan Hakmilik Sementara No.H.S.(D)6941,
                    6942, 6943 AND 6944 and Lot No.8130, Mukim
                    12, Daerah Barat Daya held under Pajakan
                    Negeri No.1765 as stated in the Schedule above together with the Factory erected thereon and the Furniture and Fittings thereto

     Factory      : The factory erected on the  Demised Land located
                    at Lorong Sg. Tiram, Bayan Lepas, FIZ II, 11900 Bayan Lepas, Penang with a built up area of 117,927 square feet made up as follows:-

                    (a)  production floor
                         space 37,629 square feet

                    (b)  office space
                         17,500 square feet

                    (c)  warehouse and
                         other space 63,211.92 square feet

     Furniture    : The Furniture and Fittings in the
     Factory        and Fittings as stated in the inventory
                    list annexed hereto as the First Schedule

     Lease        : The Lease of the Demised Land in Form 15A of the
                    National Land Code for a term of three (3) years and three (3) months with an option to renew the Lease for a further term of three (3) years and three (3) months upon the same terms covenants and conditions contained herein and includes any instrument supplemental to it but at a revised rent as hereinafter provided

     Lessor       : KLIH PROJECT MANAGEMENT
                    SDN. BHD. (Company No.14962-D)

     MEC          : MEC AUDIO VISUAL PRODUCTS
                    SDN. BHD. (Company No.170217-X)

     Option to    : The option to renew the Lease for a further
     Renew term of three (3) years and three (3) months as provided in Clause 9

     Parties/Party: It means the Lessor and/or the Lessee

     Renewed Term : The further period of three (3) years and three (3)
                    months renewed pursuant to Clause 9

     Rent         : The amount of rental payable for the entire duration
                    of the Lease and the renewed Lease which particulars are as described in Clause 3 herein

     Rent         : The 1st day of September 1999
     Commencement
     Date

     Sale and     : The Agreement made the 22nd day of August
     Purchase 1996 between the Lessor as vendor and MEC as Agreement purchaser in respect of the Demised Land

     Sub-Tenant   : LEMTRONICS SDN. BHD.
                    (Company No.167912-P), a company
                    incorporated in Malaysia and having its
                    registered office at Bayan Lepas, FIZ,
                    Phase II, 11900 Bayan Lepas, Penang

     Valuer       : The Valuer appointed pursuant to Clause 9.3(b)

1.2  Clauses and Clause Heading

     The Clause and paragraph heading in this Lease are for the ease of reference only and shall not be taken into account in the construction or interpretation of any covenants conditions or proviso to which they refer.

1.3  Singular and Plural Meanings

     Words in this Lease importing singular meaning shall where the context so admits include the plural meaning and vice versa.

1.4  Acts, Statute and Statutory Instruments

     References in this Lease to any Acts, statutes or statutory instrument shall include and refer to any Acts, statute or statutory instrument amending consolidating or replacing them respectively from time to time and for the time being in force.

1.5  Gender

     Words in this Lease of the masculine gender shall include the feminine and neuter gender and vice versa and words denoting natural persons shall include corporations and firms and all such words shall be construed interchangeably in that manner.

2.   DEMISE

     The Lessor hereby demises and the Lessee hereby accepts a lease of the Demised Land inclusive of the Factory and the Furniture and Fittings TO HOLD the Demised Land to the Lessee for the Contractual Term SUBJECT to all rights easements privileges restrictions covenants and stipulations appearing in the title to the Demised Land YIELDING AND PAYING to the Lessor the Rent as stated and in the manner set out in Clause 3.

3.   RENT

3.1  The Lessee shall pay the Lessor a Rent of Ringgit
     Malaysia One Hundred and Eighty Thousand (RM180,000.00) only per month for the Contractual Term in the following manner:-

          (a) the Rent for the first three (3) months or the first quarter of the Contractual Term shall be payable monthly in advance, the first month's Rent to be payable on the Rent Commencement Date and each subsequent payment for the next two (2) months to be made on or before the seventh (7th) day of each succeeding month;

          (b) the Rent for the rest of the Contractual Term shall be payable quarterly in advance on or before the seventh (7th) day of each succeding quarter.

3.2 There will be no increase in the Rent payable for the initial Contractual Term.

3.3 The Rent payable for the Renewed Term (in the event that the Lessee does exercise its option to renew) shall be the sum as calculated in accordance with Clause 9.3(b).

4.   STATE AUTHORITY CONSENT

4.1 The Demised Land is subject to the following restrictions interest:-

               4.1:1     The Demised Land shall not be
               transferred, charge, leased, sub-leased or otherwise in any manner dealt with or dispose of without the written sanction of the State Authority; and

               4.1:2     The Demised Land shall not be sub-
               divided.

4.2 The State Authority has given its consent to the Lease herein.

5.   LESSEE'S COVENANTS

     The Lessee covenants with the Lessor and/or its assigns as follows:-

          5.1 To pay the Rent on the days and in the manner set out in this Lease;

          5.2 To pay all charges (if any) for removal of refuse in connection with the occupation by the Lessee of the Demised Land;

          5.3 To pay for all the water and electricity and other charges consumed on the Demised Land by the Lessee from 1st July 1999 and the Lessee shall be entitled to all income in respect of the Demised
          Land from 1st July 1999;

          5.4 To remove any unauthorised additions made to the Demised Land at the expiration of the Contractual Term unless agreed upon not to by the Parties hereto and the Lessee shall make good any part or parts of the Demised Land which may be damaged by such removal;

          5.5 To permit the Lessor and/or its authorised servants or agents at reasonable times to enter into and inspect and view the Demised Land and examine their conditions after a seven (7) days written notice is given to the Lessee Provided that the Lessor and/or its authorised servants or agents shall comply with all reasonable directions of the Lessee with respect to security procedures to be observed and protective gears and special clothings to be worn by the Lessor's servants and agents during the inspection;

          5.6 To comply with the requirements of any relevant authorities relating to anything done upon the Demised Land by the Lessee and to indemnify the Lessor against all actions, proceedings, claims or demands which may be brought or made by reason of default in compliance with them;

          5.7 To indemnify the Lessor against any claims proceedings or demands and costs and expenses so incurred which may be brought against the Lessor by any employees work people agents or visitors of the Lessee in respect of any accident loss or damage whatsoever to person or property on the Demised Land due to the negligence or wilful act of the Lessee;

          5.8 To pay the Rent to the Chargee whose receipt the Lessor and MEC hereby irrevocably acknowledge to the valid and sufficient discharge to the Lessee and to this end the Lessor and MEC undertake to execute an Assignment of the Rent herein to the Chargee upon such terms and conditions as the Chargee may require;

          5.9 Not to cause any land roads or pavements on the Demised Land to be untidy or in a dirty condition and in particular not to deposit on them refuse or other materials;

          5.10 Not to use the Demised Land for any illegal or immoral activities or purpose or to keep any animals or pets in it other than guard dogs;

          5.11 Not to do in or upon the Demised Land anything which may be a nuisance annoyance disturbance inconvenience or damage to the occupiers of neighbouring factories;

          5.12 Not without the prior written consent of the Lessor to assign underlet, charge or part with the possession of the Demised Land or any part thereof save and except to the Sub-Tenant;

          5.13 Not to commit any waste; and

          5.14 Not to hold or permit or suffer to be held on the Demised Land any sale by public auction.

6.   YIELD UP

     At the expiration of the Contractual Term or the sooner termination of this Lease, the Lessee shall:-

          6.1 yield up the Demised Land in accordance with the terms of this Lease;

          6.2 remove all signs erected by the Lessee in upon or near the Demised Land and immediately to make good any damage caused by such removal.

7.   LESSOR'S COVENANTS

     The Lessor covenants and agrees with the Lessee as follows:-

          7.1 that if the Lessee shall pay the Rent hereby reserved and observe and perform the stipulations on their part herein contained they shall peaceably hold and enjoy the Demised Land during the Contractual Term without any interruption by the Lessor or any person rightly claiming under or in trust for it;

          7.2 to grant the Option to Renew the Lease as stated in Clause 9;

          7.3 to procure MEC to pay all existing and future quit rents and rates (assessment) and outgoings payable by law in respect of the Demised Land which payments shall be deducted from the Rent as provided for in Clause 9.1(e) hereof;

          7.4 to permit the Lessee to commence to fit out and renovate the Factory for its manufacturing and business activities forthwith upon execution of this Lease;

          7.5 to permit the Lessee to repair and make good and any existing defects and damage to Factory at the cost and expense of the Lessor provided always that the costs of such repairs shall be evidenced by the appropriate receipts shall not exceed the sum of Ringgit Malaysia One Hundred and Six Thousand (RM106,000.00) and provided further that the Lessee shall advance for the costs of such repair and deduct such advances from the Rent payable under this Agreement;

          7.6  to procure MEC to keep the roof, main
          structures, external walls, main drains and pipes of the Factory in good tenantable repair and condition including if required by the relevant authorities, to repaint and redecorate the external walls of the Factory;

          7.7 to permit (but it shall not be obligatory upon) the Lessee to execute such repairs or works as verified by the Valuer or make such payments or perform such obligations of the Lessor and/or MEC herein including in particular MEC's covenants in Clauses 7.1(g) and 7.2 at the cost and expenses of MEC upon the failure or refusal of the Lessor and/or MEC to forthwith execute the same and any costs and expenses incurred shall be deducted or set off against the Rent payable herein subject to a maximum non-cumulative deduction equivalent to one (1) month's Rent per annum;

          7.8 to procure MEC to indemnify and keep the Lessee fully indemnified against all breaches by the Lessor of its statutory duties or obligations including environmental damage due to or arising from anything done or carried out by the Lessor or its authorised servants agents workmen on the Demised Land;

          7.9 to permit the Lessee to sublet any part of the Demised Land to the Sub-Tenant on such terms and conditions as the Lessee may deems fit; and

          7.10 to insure and keep the Factory fully insured for the full cost of rebuilding and reinstating the same with a reputable insurance office in the joint names of the Lessor and the Lessee against destruction or damage by fire, lightning, explosion, aircraft (including articles dropped from aircraft), riot, civil commotion, malicious persons, earthquake, storm, tempest, flood, bursting and overflowing of water pipes, tanks and other apparatus and impact by road vehicles and in case of any such damage or destruction as aforesaid happening to the Factory or any part thereof to apply any money received by it in respect thereof under any insurance in reinstating and restoring the parts thereof so damaged or destroyed. Subject to and without prejudice to this Clause, if the Factory or any part thereof shall be rendered unfit for use by reason of the damage or destruction as aforesaid, the Rent or a fair proportion of the Rent according to the nature and extent of the damage or destruction sustained shall ceased to be payable until the Factory or the affected part shall have been rebuilt or reinstated so that the Factory or the affected part are made fit for occupation or use save and except that in the event that the Factory cannot be rebuilt and reinstated or if the Tenant is unable to await the rebuilding and reinstatement of the Factory, the Lease shall absolutely determine.

8.   LESSEE'S PROPERTY

     In the event that any property of the Lessee shall remain in or on the Demised Land after the Lessee has vacated the Demised Land on the expiry of the Contractual Term and the Lessee fails to remove it within fourteen (14) days after being requested in writing by the Lessor to do so or if after using its best endeavour the Lessor is unable to locate the Lessee within fourteen (14) days from the first attempt so made by the Lessor:

          8.1 The Lessor shall have the right to remove the property and all costs and expenses incurred for such removal and storage thereafter shall be borne by the Lessee;

          8.2 The Lessor shall not be responsible for any actions damages claims proceedings costs expenses and demands caused by or related to the removal of the property;

          8.3 The Lessor shall not be liable for any loss or damages suffered on the Lessee's property as a result of the removal and storage of the property.

9.   OPTION TO RENEW

9.1  If the Lessee:

          (a)  has paid the Rent regularly during the
          Contractual Term;

          (b) has reasonably performed and observed the covenants contained in this Lease;

          (c)  notifies the Lessor in accordance with Section
          9.2 below;

          (d) then at the end of the initial Contractual Term the Lessor shall grant and the Lessee shall take a further lease for the Renewed Term of the Demised Land in accordance with the provisions set out in
          Section 9.3 below (hereinafter referred to as "the
          Renewed Term").

9.2  A notice of exercise of option:

          (a) must state clearly that the Lessee wishes to take a further lease of the Demised Land in accordance with the option contained in the Lease;
          and

          (b) must be served not later than three (3) months before the end of the period of the initial
          Contractual Term.

9.3 The provision for the further lease will be the same as the provisions of this Lease, with the following exceptions:

          (a) the new lease will begin immediately after the end of the period of the initial Contractual Term;

          (b) the rent at the commencement of the new lease will be as mutually agreed between the Lessor and the Lessee and if the revised rent has not been agreed by the parties within one (1) month of the exercise of the Option to Renew, the same shall be determined by MR KHOO TIANG HUAT or any valuer of C.H.WILLIAMS, TALHAR & WONG SDN. BHD. (Company No.18149-U) of No.35 Green Hall, 10200 Penang or if MESSRS C.H.WILLIAMS, TALHAR & WONG SDN. BHD. are no longer in property valuation practice, any independent valuer nominated by the President or its equivalent for the time being of the INSTITUTE OF CHARTERED SURVEYORS OF MALAYSIA or its equivalent (hereinafter referred to as "the Valuer") on the application of the Lessee (acting as an expert and not an arbitrator) and so that the revised rent to be determined by the Valuer shall be such as the Valuer shall decide is the monthly rent at which the Demised Land might reasonably be expected to be let at the date of the exercise of the Option to Renew PROVIDED THAT the Valuer shall determine the revised rent based upon the state and condition and structure of the Demised Land as at the 14th day of June 1999 evidenced by the Valuation Report on the Demised Land by MESSRS C.H.WILLIAMS, TALHAR & WONG SDN. BHD. dated the 14th day of June 1999 and disregard any increase in the rental value of the Demised Land attributable to the existence of any alteration or improvement to the Demised Land and/or make a fair allowance to the Lessee in respect of such alteration or improvement AND PROVIDED ALWAYS THAT the revised rent shall under no circumstances be more than or less than fifteen per centum (15%) of the immediately preceding month's rent.

          (c)  For the avoidance of doubt it is hereby
          expressly agreed and declared that in the event:

                    (i)  the rent determined by the Valuer
               exceeds by more than fifteen per centum (15%) the preceding month's rent at the date of the exercise of the Option to Renew, the revised rent shall be fixed at fifteen per centum (15%) above the preceding month's rent;

                    (ii) the rent determined by the Valuer is
               lower by fifteen per centum (15%) of the preceding month's rent at the date of the exercise of the option to renew, the revised rent shall be fixed at fifteen per centum (15%) below the preceding month's rent.

          (d) the option for the Lessee to terminate the renewed Lease under Clause 13 may be exercised at any time during the Renewed Term.

10.  OPTION TO PURCHASE

10.1 If the Lessee wishes to purchase the Demised Land (hereinafter referred to as "the Option to Purchase") and shall at any time during the initial Contractual Term or the Renewed Term granted pursuant to Clause 9 give to the Lessor not less than one (1) month's notice in writing(hereinafter referred to as "the Lessee's Notice"), the Lessor shall upon the expiration of the Lessee's Notice and upon the payment of the sum ascertained in accordance with the provisions of Clause
     10.2 transfer the Demised Land to the Lessee free from all encumbrances whatsoever subject to all conditions of title whether express or implied in the documents of title in respect of the Demised Land and to the terms and conditions set out in the Second Schedule.

10.2 The Lessor and the Lessee shall attempt to reach agreement on the value of the Demised Land in the open market assuming vacant possession as at the date of the exercise of the Option to Renew as agreed between the Lessor and the Lessee and if such agreement has not been reached within four (4) weeks from the date of service of the Lessee's Notice, then the Valuer shall be appointed by either party to determine the market value of the Demised Land as at the date of exercise of the Option to Purchase PROVIDED THAT the Valuer shall determine the market value of the Demised Land based upon the state and condition and structure of the Demised Land as at the 14th day of June 1999 evidenced by the Valuation Report on the Demised Land by Messrs CH Williams, Talhar & Wong Sdn Bhd dated the 14th day of June 1999 disregarding any increase in the market value of the Demised Land attributable to the existence of any alteration or improvement to the Demised Land and/or making a fair allowance to the Lessee in respect of such alteration or improvement provided that in the event the Lessee is not agreeable to the value as determined by the Valuer it may at its own costs and expense appoint another valuer on the panel of valuers of the Chargee to value the open market value of the Demised Land disregarding any increase in the market value of the Demised Land attributable to the existence of any alteration or improvement to the Demised Land and/or making a fair allowance to the Lessee in respect of such alteration or improvement and the purchase price of the Demised Land shall be the average of the two valuations and in the event the Lessee fails to appoint the second valuer within four (4) weeks of its notification to the Lessor of its disagreeement as to the open market value by the Valuer, the Option to Purchase shall lapse and be of no further effect.

10.3 The determination as to the market value of the Demised Land by the Valuer (who shall act as an expert and not as an arbitrator) shall subject to Clause 10.2(b) be final and binding on the parties and his fees and expenses shall be borne equally by them and if either party shall pay the whole of such fees and expenses, it shall be entitled to receive one half from the other.

10.4 The sale and purchase of the Demised Land shall be subject to the additional terms and conditions set out in the Second Schedule.

10.5 Notwithstanding the exercise of the Option to Purchase the terms and provisions of this Lease shall continue to take effect until the completion of the sale and purchase of the Demised Land and in particular this Lease shall continue even if the sale and purchase of the Demised Land is not completed for any reasons whatsoever unless this Lease is determined in accordance with the provisions herein.

11.  OPTION TO TERMINATE

     If the Lessee wishes to determine this Lease at any time after the expiry of the initial Contractual Term or at any time during the Renewed Term and shall give the Lessor not less than three (3) months' notice in writing then upon the expiry of such notice, the Contractual Term shall immediately cease and determine but without prejudice to the respective rights of either party in respect of any antecedent claim or breach of covenant.

12.  TERMINATION ON DEFAULT

12.1 The Lessor may terminate the Lease in the manner set out below in the following circumstances:

          (a) if the Rent or any part of it and other moneys owing to the Lessor under the Lease is or are in arrears for thirty (30) days;

          (b) if the Lessee breaches a material provision of this Lease and fails to remedy the breach within thirty (30) days from the date of service of Notice by the Lessor to do so.

12.2 In the circumstances set out in Clause 12.1, the Lessor may terminate the Lease by:

          (a)  notifying the Lessee to that effect; or

          (b)  re-entering the Demised Land and repossessing it; or

          (c)  doing both.

13.  LAW

     The Law of Malaysia shall apply for the purpose of governing this Lease and the Parties shall submit to the jurisdiction of the Courts in Malaysia.

14.  COSTS, FEES AND STAMP DUTIES

     Each Party shall pay fees and disbursements of its own agents accountants solicitors and all other costs and expenses incurred by it in relation to the negotiation, preparation execution and completion of this Lease and the Lessee shall pay the stamp duty and registration fees in respect of this Lease.

15.  SERVICE OF DOCUMENT

15.1 Address for Service

     In this clause:

          (a) "the Lessor's Address" means the following address of the Lessee or such other address as the Lessor may from time to time notify to the Lessee as being its address for service for the purpose of this Lease:

          KLIH PROJECT MANAGEMENT SDN. BHD.
          11th Floor, Wisma KLIH,
          No.126 Jalan Bukit Bintang,
          55100 Kuala Lumpur

          (b) "the Lessee's Address" means the following address of the Lessee or such other address as the Lessee may from time to time notify to the Lessee as being its address for service for the purposes of this Lease:

          MCMS SDN. BHD.
          Plots 12 & 13, Phase IV,
          Free Industrial Zone,
          Bayan Lepas,
          11900 Penang

15.2 Notice

     Any notice or other communication given or made in accordance with this Lease shall be in writing and:

          (a) may (in addition to any other effective mode of service) be sent by registered post;

          (b)  shall (in the case of a notice or other
          communication to the Lessor but subject to Clause
          15.3(a)) be served on the Lessor at the Lessor's
          Address;

          (c)  shall (in the case of a notice or other
          communication to the Lessee but subject to Clause
          (b)) be served on the Lessee at the Lessee's
          Address;

15.3 Any notice or other communication given or made in accordance with this Agreement:

          (a) by or to the Lessor may be given or made by or to the Lessor's Solicitors on behalf of the Lessor;

          (b) by or to the Lessee may be given or made by or to the Lessee's Solicitors on behalf of the Lessee.

16.  CHANGE OF ADDRESS

     Any changes of address by either party must be communicated to the other in writing.

17.  SCHEDULE

     The First Schedule, Second Schedule and Third Schedule hereto shall form part of this Lease and shall be read, taken and construed as an essential part of this Lease.

18.  BREACH BY THE LESSOR

18.1 In the event the Lessor is in breach of any of the stipulations terms covenants and conditions contained in this Lease, the Lessor shall indemnify and keep the Lessee indemnified against or arising from all loss damage costs expenses actions demands proceedings claim and liability (including all legal fees on a solicitor and client basis) made against or suffered or incurred by the Lessor.

18.2 Without prejudice to Clause 20.1, the Lessee shall be entitled to the remedy of specific performance in the event the Lessor unlawfully or improperly terminates this Lease at any time before its expiration.

19.  WAIVER OR INDULGENCE

     Knowledge or acquiescence by either Party of or in any breach by the Lessor or the Lessee of any of the terms and conditions herein contained or any indulgence given by either Party to the other shall not operate as or be deemed to be a waiver of such terms or conditions or any of them and notwithstanding such knowledge or acquiescence or indulgence, either Party shall be entitled to exercise its rights and powers under this Lease and to require strict performance of the terms and condition herein contained.

20.  ENTIRE UNDERSTANDING

     This Lease embodies the entire understanding of the Parties relating to the Demised Land and to all the matters dealt with by any of the provisions of this Lease.

21.  PERSONS TO BE BOUND BY THIS LEASE

     This Agreement shall be binding upon the successors in title and assigns of the Lessor and the successors in title, nominee, transferee and assigns of the Lessee.

22.  SPECIFIC PERFORMANCE

     The Lessor and the Lessee shall be entitled to specific performance of this Agreement.

23.  REPRESENTATION

     The Lessor and the Lessee represent, declare and undertake with each other that:

23.1 It has the power to execute, deliver and perform the terms of this Lease and has taken all necessary corporate and other action to authorise of the execution, delivery and performance of this Lease.

23.2 This Lease constitute the legal valid and binding obligation of the Lessor and the Lessee in accordance with the terms and conditions contained in this Lease.

23.3 All consents, approvals, authorisations, licences, orders and exemptions of any ministry, governmental agency, department or authority in Malaysia which are required on the part of the Lessor and/or the Lessee or any of them or which are advisable and the execution delivery performance and legality or enforceability of this Lease have been or will be obtained and are in full force and any conditions contained therein or otherwise applying thereto have been or will be complied with.

                        *************

                      THE FIRST SCHEDULE

          INVENTORY LIST OF FURNITURES AND FITTINGS

                     THE SECOND SCHEDULE


           ADDITIONAL TERMS AND PROVISIONS OF THE
            SALE AND PURCHASE OF THE DEMISED LAND
            --------------------------------------


1.   Purchase Price

     The purchase price shall be as determined in accordance with Clause 10.2.

2.   Terms of Payment of Purchase Price

2.1 The purchase price shall be paid on or before the completion date as defined in paragraph 3 below.

2.2 The Lessee is hereby irrevocably authorised to utilise any or all of the purchase price to redeem the Charge over the Demised Land. In the event the redemption sum in respect of the Charge exceeds the purchase price, the Lessor undertakes to forthwith pay to the Lessee the difference between the redemption sum and the purchase price.

2.3 The Lessee is further irrevocably authorised to retain a sufficient sum of money from the purchase price towards payment of Real Property Gains Tax under Section 21B of the Real Property Gains Tax Act 1976.

3.   Completion Date

     Completion shall take place within one (1) month from the date of the compliance of all the conditions precedent stated in paragraph 4 below.

4.   Conditions Precedent

4.1 The sale and purchase of the Demised Land is conditional upon the approval of the Penang State Authority and the Ministry of Trade and Industry or the Foreign Investment Committee of the Government of Malaysia (as the case may be) without condition or (if conditional) upon terms and conditions acceptable to the Lessee within six (6) months from the date of the exercise of the option or such extended time as may be mutually agreed by the parties.

4.2 Notwithstanding anything to the contrary herein, the Lessee shall be entitled to waive any of the conditions precedent in paragraph 4.1.

5.   Conditions Affecting The Demised Land

     The Demised Land is sold:

          5.1  with vacant possession;

          5.2 free from all encumbrances but subject to all conditions of title whether express or implied affecting the Demised Land.

6.   Real Property Gains Tax

6.1  Each party shall file the necessary return under Section
     13 of the Real Property Gains Tax Act 1976 within the time prescribed in the section.

6.2 The Lessor undertakes to indemnify and keep the Lessee fully indemnified against all Real Property Gains Tax arising from the disposal of the Demised Land by the Lessor to the Lessee.

7.   Caveat

     The Lessee shall be entitled at any time after the exercise of the option to purchase to enter a Private
     Caveat against the Demised Land.

8.   Time

     Time shall be of the essence of the contract.

9.   Specific Performance

     The Lessee shall be entitled to the specific performance of the purchase of the Demised Land.

10.  Sale and Purchase Agreement

     Within fourteen (14) days of the exercise of the Option to Purchase, the parties shall execute a Sale and Purchase Agreement containing the above terms and conditions and in the form of the Sale and Purchase Agreement annexed hereto as the Third Schedule.

                      THE THIRD SCHEDULE

             FORM OF SALE AND PURCHASE AGREEMENT


THIS  AGREEMENT  is  made  the    day  of 1999
BETWEEN:-

1.   PARTIES

1.1  The Vendor

               1.1:1     KLIH PROJECT MANAGEMENT SDN. BHD.
               (Company No.14962-D), a company incorporated in Malaysia and having its registered office at 11th Floor, Wisma KLIH, No.126 Jalan Bukit Bintang, 55100 Kuala Lumpur ("KLIH"); and

               1.1:2     MEC AUDIO VISUAL PRODUCTS SDN. BHD.
               (Company No.170217-X), a company incorporated in Malaysia and having its registered office at 11th Floor, Wisma KLIH, No.126 Jalan Bukit Bintang, 55100 Kuala Lumpur ("MEC").

     KLIH and MEC are both hereinafter referred to as "the
     Vendor".

1.2  Purchaser

     MCMS SDN. BHD. (Company No.339136-M), a company incorporated in Malaysia and having its registered office at 7th Floor (Room 7-02) Wisma Penang Garden, No.42 Jalan
     Sultan Ahmad Shah, 10050 Penang ("the Purchaser").

2.   RECITALS

2.1 KLIH is the registered proprietor of all those five (5) pieces of land described in the Schedule hereto and measuring approximately 168,250 square feet (hereinafter referred to as "the Land").

2.2 The Land is charged to STANDARD CHARTERED BANK MALAYSIA BERHAD (Company No.115793-P), a company incorporated in Malaysia under the Companies Act 1965 and having a place of business at No.2 Beach Street, 10300 Penang (hereinafter referred to as "the Chargee") under Charge Presentation No.3571/98 Volume No.780 Folio No.100 hereinafter referred to as "the Charge" as security for a loan granted by the Chargee to MEC.

2.3 By an agreement made the 22nd day of August 1996 between KLIH of the one part and MEC of the other part (hereinafter referred to as "the Sale and Purchase Agreement") KLIH, with the consent of the Chargee sold and MEC purchased the Land for the consideration and upon the terms and conditions more fully set out in the Sale and Purchase Agreement.

2.4 MEC has paid the full purchase price of the Land and fully complied with the terms and conditions of the Sale and Purchase Agreement as hereby irrevocably and expressly acknowledged by KLIH but the Land has yet to be transferred to MEC.

2.5 The Land is subject to the following restrictions in interest:-

               2.5:1     The Land shall not be transferred,
               charge, leased, sub-leased or otherwise in any manner dealt with or dispose of without the written sanction of the State Authority; and

               2.5:2     The Land shall not be sub-divided.

2.6 The Vendor with the consent of the Chargee has agreed to sell and the Purchaser has agreed to buy the Land on the terms and conditions hereinafter contained in this Agreement.

3.   DEFINITIONS

     The following terms have the following meanings:-

     "1960 Act"        : Land Acquisition
                         Act 1960

     "1976 Act"        : Real Property
                         Gains Tax Act 1976

     "Acquisition      : Notice  published
      Notice"            in  the   Government
                         Gazette under Section 4 of the 1960
                         Act

     "Agreement Date"  : The date of this Agreement

     "Assessment       : the  notice  of assessment  from the
      Notice Director-General under Section 17 of the 1976 Act in respect of the disposal of the Land under this Agreement

     "the Certificate  : the certificate of clearance issued
      of Clearance"      by the Director- General pursuant to the 1976 Act
                         in respect of the sale of the Land by
                         the Vendor to the Purchaser under
                         this Agreement

     "Chargee"         : STANDARD
                         CHARTERED BANK MALAYSIA BERHAD
                         (Company No.115793-P)

     "Charge"          : the National Land
                         Code Charge Presentation No.3571/98
                         Volume No.780 Folio No.100 created
                         over the Land by KLIH

     "Code"            : National Land
                         Code 1965

     "Competent        : a person or body
                         exercising powers under  Authority"
                         statute or any other written law

     "Completion"      : the payment of
                         the Price by the Purchaser in
                         accordance with the provisions of
                         this Agreement

      "Completion Date" : the last day of
                         the period of one (1) month from the
                         date all of the conditions precedent
                         in Clause 5 is complied with
                         (provided always that the Purchaser
                         is entitled to waive any of the
                         conditions precedents) or three (3)
                         months from the Agreement Date,
                         whichever is the later

      "Consultants"    : the architect, the quantity surveyor, the
                         landscape consultants, engineers, interior designers and any other Consultants which the Vendors may have appointed in respect of the Land

      "Declaration"    : declaration published in the Government Gazette
                         under Section 8 of the 1960 Act

     "Director-General": Director-General
                         of Inland Revenue

     "FIC/MITI         : the approval of the FIC and/or MITI
      Approval"          (as the case may be)
                         to the sale and purchase of the Land
                         herein referred to in Clause 5.2

     "FIC"             : Foreign
                         Investment Committee of the
                         Government of Malaysia

     "Final Balance"   : the Price less
                         the Tax Retention and the Redemption
                         Sum

     "Financier"       : the financial
                         institution financing the purchase of
                         the Land herein by the Purchaser

     "Holiday"         : a day other than  a Working Day

     "MITI"            : Ministry of International Trade and Industry of
                         the Government of Malaysia

     "Payment Period"  : one of the periods for which a sum payable periodically under Clause 8.17:4 is
                         payable whether or not such periods
                         are of equal length

      "Price"          : the sum of   Ringgit Malaysia

                         (RM             )

     "the Land"        : all those five (5) pieces of land more particularly
                         described in the Schedule hereto

     "Purchaser's      : the solicitors MESSRS GHAZI & LIM
      Solicitors"        whose  office is at 19th Floor, MWE Plaza, No.8 Lebuh
                         Farquhar, 10200 Pulau Pinang.
                         Fax No: 04-2633188/04-2627433

    "Redemption Sum"   : a sum equal to the amount payable to the Chargee
                         before it will discharge the Charge
                         according to the Redemption Statement
                         referred to in Clause 6.2:4

     "Vendor's         : the solicitors MESSRS
                         Solicitors"



     "Tax Retention"   : the sum of Ringgit Malaysia

                         (RM           )
                         only being the amount to be retained
                         by the Vendor's Solicitors as
                         stakeholders under Section 21B of the
                         1976 Act

     "Working Day"     : any day from
                         Monday to Saturday except for public
                         holidays gazetted in the Government
                         Gazette having effect in the State of
                         Penang

4.   INTERPRETATION

4.1 The expression "Vendor" and "Purchaser" include the heirs personal representatives and successors in title (as the case may be) of the Vendor and the Purchaser. The expression "the Purchaser" shall also include its nominee and assigns.

4.2 Where the Vendor or the Purchaser are two or more persons warranties representations agreements covenants and obligations expressed or implied to be made by or with such party are deemed to be made by or with such persons jointly and severally.

4.3 Words importing one gender include all other genders and words importing the singular include the plural and vice versa.

4.4 The expression "month" shall be construed as calendar month.

4.5 The expression "person" and "persons" includes corporations and natural persons.

4.6 Any obligations by a party not to do an act or thing shall be deemed to include an obligation to use all endeavours not to permit or suffer such act or thing to be done by another person.

4.7 The term "the parties" means the Vendor and the Purchaser.

4.8  The term "the party" means the Vendor or the Purchaser.

4.9 Reference to "notices" or "notice" mean a notice in writing signed by or on behalf of the person making or giving the notice.

4.10 Reference to "the Government Gazette" mean the Gazette of the Government of Malaysia or the Gazette of the Government of the State of Penang (as the case may be).

4.11 Any references to a specific statute include any statutory extension or modification amendment or re-enactment of such statute and any regulations or orders made under such statute and any general reference to "statute" or "statutes" or words to similar effect includes any regulations or orders made under such statute or statutes.

4.12 Reference in this Agreement to any clause or sub-clause without further designation shall be construed as a reference to the clause or sub-clause to this Agreement so numbered.

4.13 The clause and paragraph heading do not form part of this Agreement and shall not be taken into account in its construction or interpretation.

4.14 Time wherever mentioned or referred to in this Agreement shall be of the essence.

4.15 Any provision in this Agreement which expressly permits or requires the Vendor's Solicitors or the Purchaser's Solicitors to do or omit to do a thing shall be construed as irrevocable authority given by the Vendor and the Purchaser (as the case may be) to do or omit to do that thing.

5.   AGREEMENT TO SELL AND PURCHASE AND CONDITIONS PRECEDENT

5.1  Agreement to Sell and Purchase

     The Vendor shall sell and the Purchaser shall purchase the Land free from all encumbrances and with vacant possession for the Price subject to the following terms and conditions.

5.2  FIC/MITI Approval

               5.2:1     This Agreement is conditional upon
               the Purchaser obtaining the approval of the FIC and/or (as the case may be) MITI without conditions or (if conditional) upon terms and conditions acceptable to the Purchaser within the period of six (6) months from the Agreement Date or such further extended period as the parties hereto may agree in writing (hereinafter referred to as "the FIC/MITI Approval").

               5.2:2     The Purchaser shall at its own cost
               and expense apply for the FIC/MITI Approval within one (1) month from the Agreement Date and furnish the Vendor with copies of such application and the Vendor shall within ten
               (10) days of the written request by the
               Purchaser furnish the Purchaser with such information and execute such documents as may be required for the purposes of the application for the FIC/MITI Approval.

               5.2:3     In the event the FIC/MITI Approval is
               not obtained or is granted subject to
               conditions not acceptable to the Purchaser as specified in Clause 5.2:1 within the said period of six (6) months or the said extended period, either party may terminate this Agreement forthwith in writing and the provisions of Clause 8.3 shall apply but such rescission shall be without prejudice to the rights or remedies of either party in respect of any antecedent breach of this Agreement.

5.3  State Authority Consent

               5.3:1     This Agreement is further conditional
               upon the Purchaser obtaining the approval of the Penang State Authority to the sale and purchase of the Land herein by the Purchaser without conditions or (if conditional) upon terms and conditions acceptable to the Purchaser within the period of six (6) months from the Agreement Date or such further extended period as the parties hereto may agree in writing (hereinafter referred to as "the State Authority Consent").

               5.3:2     The Purchaser shall at its own cost
               and expense apply for the State Authority
               Consent within one (1) month from the date of the FIC/MITI Approval and furnish the Vendor with copies of such application and the Vendor shall within ten (10) days of the written request by the Purchaser furnish the Purchaser with such information and execute such documents as may be required for the purposes of the application for the State Authority Consent.

               5.3:3     In the event the State Authority
               Consent is not obtained or is granted subject to conditions not acceptable to the Purchaser as specified in Clause 5.3:1 within the said period of six (6) months or the said extended period, either party may terminate this Agreement forthwith in writing and the provisions of Clause 8.3 shall apply but such rescission shall be without prejudice to the rights or remedies of either party in respect of any antecedent breach of this Agreement.

6.   THE VENDOR'S OBLIGATIONS

6.1  The Vendor's Returns

               6.1:1     The Vendor shall:

                                   6.1:1.1   within the time
                         provided in the 1976 Act; and

                                   6.1:1.2   in accordance
                         with the provisions of the 1976 Act;

                         make the necessary returns to the
               Director-General in respect of its sale of the Land under this Agreement and furnish the Purchaser or the Purchaser's Solicitors with sufficient evidence of the compliance of the provisions of the 1976 Act by the Vendor.

               6.1:2     If the Vendor shall fail to notify
               and submit the necessary returns to the
               Director-General as required by Clause 6.1:1 and if as a result of such failure of the Vendor the Purchaser is liable to pay a penalty for the delay in paying the stamp duties or late registration fee, if any, due on the Transfer in respect of the Land, the Vendor shall be jointly and severally responsible and liable for the amount of the penalty on the stamp duties and late registration fee.

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               6.1:3     Notwithstanding anything to the
               contrary, the Vendor undertakes to indemnify the Purchaser and keep the Purchaser fully indemnified against any liability, damage, claim, proceedings, expense, loss and/or damage in respect of real property gains tax under the 1976 Act or any other taxation or liabilities of the Vendor arising from the disposal of the Land by the Vendor.

6.2  Delivery of Documents

     The Vendor shall deliver forthwith upon execution of this Agreement (if he has not already done so) to the Purchaser's Solicitors:

               6.2:1     photocopies of the Documents of Title
               in respect of the Land;

               6.2:2     photocopies of the quit rent receipts
               in respect of the Land for 1999;

               6.2:3     photocopies of the current assessment
               receipts (where applicable); and

               6.2:4     a statement in writing from the
               Chargee to the Purchaser stating the amount payable to the Chargee before it will discharge the Charges (hereinafter referred to as "the Redemption Statement");

               6.2:5     photocopies of any current insurance
               policies taken out in respect of the Land together with the insurers' receipt for the last premiums due in respect of such policies; and

               6.2:6     two certified true copies each of the
               Memorandum and Articles of Association, list of shareholders and directors and the appropriate resolution of the Vendor authorising the sale of the Land herein.

6.3  Execution of Transfer

     The Vendor shall immediately upon the execution of this Agreement deliver to the Purchaser's Solicitors:-

               6.3:1     valid and registrable Transfers of
               the Land in duplicate in favour of the
               Purchaser or its nominee duly executed by the Vendor;

               6.3:2     original and 4 copies of the Stamp
               Duty Information Form (PDS 15) in respect of such Transfers duly executed by the Vendor;

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     who shall hold them as stakeholders in accordance with
     the provisions of Clause 8.7:1.

6.4  Statutory Obligations

     The Vendor warrants that it has not done and shall not do in or near the Land any act or thing by reason of which the Purchaser may under any statute incur have imposed upon it or become liable to pay any penalty damages compensation costs charges or expenses.

6.5  Written Communications

     The Vendor shall within 5 Working Days of the receipt of a written communication from a Competent Authority relating to the Land or before the Completion Date (whichever is the earlier) deliver to the Purchaser a photocopy of such communication.

6.6  Outgoings

     The Vendor warrants and represents that all rates, taxes, assessments, duties, charges, impositions and other outgoings charged, assessed or imposed upon the Land or upon the owner or occupier of the Land have been paid up to date and shall be apportioned as at Completion Date.

6.7  Discharge of Consultants

               6.7:1     The Vendor warrants that there are no
               outstanding professional or consultancy fees, charges, disbursements and costs whatsoever due to the Consultants and undertakes to indemnify the Purchaser against all claims, damages, losses, action, demands and proceedings whatsoever in respect of the same.

               6.7:2     The Vendor shall discharge all
               Consultants (if any) employed by them in respect of the Land and shall procure letters of release from the Consultants in respect of the Land.

6.8  Redemption Statement

     Upon execution of this Agreement, the Vendor shall procure from the Chargee a statement in writing addressed to the Purchaser stating the amount payable to the Chargee before it will discharge the Charges (hereinafter referred to as "the Redemption Statement").

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6.9  Issue Document of Title

               6.9:1     Notwithstanding anything stated
               herein to the contrary upon:-

                              (i)  the written notification by
                    the Purchaser's Solicitors that the
                    Purchaser's application for a loan from a financial institution (hereinafter referred to as "the Financier") has been approved;

                              (ii) a letter of undertaking
                    from the Financier to the Vendor stating to the effect that the Financier shall release the loan amount to the Vendor upon the presentation for the registration of the Memorandum of Transfer in favour of the Purchaser and the Charge in favour of the Financier and/or the perfection of the security documentation of the Financier;

                             (iii) the payment by the
                    Purchaser to the Vendor of the difference between the Price and the loan amount;

                         the Vendor shall deliver or procured
               to be delivered to the Purchaser or the
               Purchaser's Solicitors the issue Document of Title in respect of the Land together with all other documents incumbent upon the Vendor to furnish to the Purchaser to enable the Land to be registered in the name of the Purchaser free from all encumbrances (hereinafter referred to as "the Documents").

               6.9:2     The Vendor shall upon request by the
               Purchaser deliver an undertaking to refund to the Financier the loan amount or any part released in the event that the Transfers cannot be registered for any reasons whatsoever.

               6.9:3     The Vendor shall forthwith upon
               execution of this Agreement procure the Chargee to deliver to the Financier a letter of undertaking to deliver within seven (7) days of the receipt of the Redemption Sum:-

                                   6.9:3.1   the issue
                         documents of title to the Land;

                                   6.9:3.2   the duplicate
                         Charge;

                                   6.9:3.3   valid and
                         registrable discharge of the Charge;

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                         and to refund the Redemption Sum to
               the Financier in the event the discharge of the Charge cannot be registered for any reasons whatsoever.

7.   PURCHASER'S OBLIGATIONS

7.1  The Price

     The Price of RM              shall be paid by the
     Purchaser on or before the Completion Date in the following manner:-

               7.1:1     to the Chargee the Redemption Sum to
               secure the discharge of the Charge;

               7.1:2     to the Vendor's Solicitors as
               stakeholders in accordance with Clause 8.8 the Tax Retention;

               7.1:3     to the Vendor the Final Balance (if
               any);

     PROVIDED ALWAYS AND IT IS HEREBY EXPRESSLY AGREED that notwithstanding anything to the contrary herein, in the event the Purchaser is taking a loan to finance the purchase of the Land, any payment or undertaking to pay to the Vendor from the Purchaser's Financier shall be valid and sufficient discharge of the Purchaser's obligations in this Clause 7.1.

7.2  Purchaser's Returns

     The Purchaser shall:-

               7.2:1     within the time provided in the 1976
               Act; and

               7.2:2     in accordance with the provisions of
               the 1976 Act;

     make the necessary returns to the Director-General in respect of its purchase of the Land under this Agreement.

8.   GENERAL

8.1  Matters Affecting the Property

8.1.1 The Land is sold:-

               8.1:1     with vacant possession;

               8.1:2     free from all encumbrances
               whatsoever;

               8.1:3     subject to all conditions of title
               whether express or implied affecting the Land imposed by or under the Code unless provided otherwise in this Agreement; and

               8.1:4     subject to the Vendor's delivery to
               the Purchaser good, marketable and registrable titles to the Land.

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8.1.2 In the event that there is any defect in  the  titles
or
     there are dealings or encumbrances affecting the Land, the Vendor shall perfect the title or discharge all encumbrances or dealings affecting the Land at the cost and expense of the Vendor.

8.2  Rescission Rights

     The Purchaser may by service of a notice on the Vendor or the Vendor's Solicitor:-

               8.2:1     at any time before Completion rescind
               this Agreement (but without prejudice to any other rights or remedies of the Purchaser):-

                                   8.2:1.1   in the event the
                         Vendor breaches any of the provisions
                         of Clauses 6.3 to 6.9;

                                   8.2:1.2   where subject to
                         Clause 8.2:1.3 a matter discovered by
                         either the Purchaser or the
                         Purchaser's Solicitors whether before
                         or after the Agreement Date is likely
                         to materially reduce the Price which
                         a willing Purchaser could otherwise
                         reasonably be expected to pay for the
                         Land in the open market on the
                         Agreement Date;

                                   8.2:1.3   if all or any of
                         the area of the Land is affected by
                         any Acquisition Notice or Declaration
                         published in the Government Gazette
                         after the Agreement Date but on or
                         before the Completion Date;

                                   8.2:1.4   in the event a
                         petition for winding-up is presented
                         against or a winding-up order is made
                         against the Vendor before Completion;

                                   8.2:1.5   in the event the
                         Vendor enters into any arrangement or
                         compromise for the benefit of its
                         creditors before Completion;

               8.2:2     before or after Completion (as the
               case may be) rescind this Agreement (but without prejudice to any other rights or remedies of the Purchaser):-

                                   8.2:2.1   in the event the
                         Transfers in respect of any of the
                         Land executed by the Vendor cannot be
                         registered after Completion;

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
                                   8.2:2.2   in the event the
                         Vendor is unable to give the
                         Purchaser good marketable or
                         registrable titles to any of the
                         Land;

                                   8.2:2.3   all or any of the
                         searches and supplementary enquiries
                         submitted to the Majlis Perbandaran
                         Pulau Pinang and/or the relevant Land
                         Office or Land Registry (as the case
                         may be) reveal matters adverse to any
                         of the Land;

                         and upon the service of the notice
               referred to in Clause 8.2:1 or 8.2:2 (as the case may be) in accordance with the provisions of Clause 8.2:1 or 8.2:2 (as the case may be) this Agreement shall be rescinded and the provisions of Clause 8.3 shall apply.

8.3  Rescission and Termination Consequences

     In the event of the rescission or termination of this Agreement in accordance with the provisions of Clauses
     5.2:3, 5.3:3, 8.2:1, 8.2:2, 8.15 or 8.16 the following
     shall take effect:-

               8.3:1     the Vendor shall within seven (7)
               Working Days of such rescission or termination taking effect refund to the Purchaser any part of the Price paid to them by the Purchaser or the Purchaser's Solicitors;

               8.3:2     subject to Clause 8.3:1 being
               complied with by the Vendor, the Purchaser's
               Solicitors shall:-

                                   8.3:2.1   return to the
                         Vendor the Transfers and Stamp Duty
                         Information Form given by the Vendor
                         under the provisions of Clauses 6.3:1
                         and 6.3:2 unless the Purchaser's
                         Solicitors have already sent
                         delivered or presented such Transfer
                         or Stamp Duty Information Forms to
                         the Purchaser or the Competent
                         Authority following Completion (in
                         the event it has taken place); and

                                   8.3:2.2   refund to
                         Purchaser any part of the Price held
                         by them under this Agreement and not
                         already paid to the Vendor;

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
               8.3:3     subject to Clause 8.3:1 being
               complied with by the Vendor, the Purchaser shall return to the Vendor the Transfer and Stamp Duty Information Forms referred to in Clause 8.3:2.1 sent or given to the Purchaser by the Purchaser's Solicitors following Completion; and

               8.3:4     in the case of rescission or
               termination under Clauses 8.15 or 8.16 no interest cost or compensation shall be payable by either party.

8.4  Default of the Purchaser

     In the event the Purchaser fails to pay the Price in accordance with the provisions of this Agreement and/or a winding-up order is made against the Purchaser the Vendor may by notice rescind this Agreement and upon service of such notice:

               8.4:1     the Purchaser's Solicitors shall
               return to the Vendor the Transfer and Stamp
               Duty Information Forms given by the Vendor under the provision of Clauses 6.3:1 and 6.3:2;

               8.4:2     subject to Clause 8.4:1 no interest
               cost or compensation shall be payable by either party; and

               8.4:3     this Agreement shall become null and
               void and of no further effect and neither party shall have any claim against the other whether arising out of this Agreement or otherwise.

8.5  Outgoings

     The Purchaser shall be liable for all outgoings from the Completion Date.

8.6  Private Caveat

     The Purchaser may at any time after the execution of this Agreement enter a Private Caveat against the title to the Land to protect its rights and interests under this Agreement.

8.7  The Purchaser's Solicitors Duties

     The Purchaser's Solicitors:

               8.7:1     shall in the event the Vendor deliver
               the Transfers and Stamp Duty Information Form referred to in Clause 6.3 in accordance with the provisions of that clause not part possession with such Transfers and Stamp Duty Information Form until Completion except:-

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
                                   8.7:1.1   for the purpose
                         of Stamp Duty adjudication and/or
                         stamping of such Transfers;

                                   8.7:1.2   to enable the
                         Purchaser to:-

                                                  (i)  obtain
                              a loan from a financial
                              institution to finance (whether
                              wholly or partly) the purchase
                              of the Land by the Purchaser;
                              and

                                                  (ii) obtain
                              the release of such loan by such
                              financial institution to pay the
                              Price.

8.8  Real Property Gains Tax

               8.8:1     The Vendor's Solicitors shall upon
               payment to them of the Tax Retention in
               accordance with the provisions of Clauses 7.1:2 hold the Tax Retention until the Vendor's Solicitors have received a copy of the Certificate of Clearance from the Director-General or evidence of payment of the Assessment Notice whereupon the Vendor's Solicitors shall pay the Vendor the Tax Retention or in the event the Vendor's Solicitors have paid the Director-General in accordance with the provisions of Clause 8.8:2, such part of it remaining if any.

               8.8:2     The Vendor's Solicitors shall in the
               event:-

                                   8.8:2.1   the Purchaser
                         receives from the Director-General
                         any requests made under Section 21B
                         of the 1976 Act requiring the
                         Purchaser to pay any sum of money in
                         respect of the sale of the Land by
                         the Vendor to the Purchaser under
                         this Agreement; and

                                   8.8:2.2   the Purchaser
                         requires the Vendor's Solicitors to
                         pay the Director-General:-

                                                  (i)  the
                              whole of the Tax Retention (in
                              the event the sum demanded under
                              such request is equal to or
                              exceeds the Tax Retention); or

                                                  (ii) such
                              part of the Tax Retention as may
                              be sufficient to pay the sum
                              demanded under such requests (in
                              the event such sum demanded is
                              less than the Tax Retention);

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
                         comply with such requirement of the
               Purchaser and the receipt of the Director-
               General shall be sufficient discharge to the Vendor's Solicitors to the extent of the amount paid to and received by the Director-General.

8.9  Payments and the Solicitors

               8.9:1     Payments of any moneys whether by or
               to the Vendor or the Vendor's Solicitors or the
               Purchaser or the Purchaser's Solicitors under
               this Agreement shall be made either by:-

                                   8.9:1.1   cheque drawn by
                         the Vendor's Solicitors;

                                   8.9:1.2   cheque drawn by
                         the Purchaser or the Purchaser's
                         Solicitors;

                                   8.9:1.3   Banker's Draft;
                         or

                                   8.9:1.4   Banker's Cheque.

               8.9:2     Any payments to be made by the Vendor
               or the Purchaser (as the case may be) shall be deemed made to the Purchaser or the Vendor if paid to the Purchaser or the Vendor (as the case may be) or the Purchaser's Solicitors or the Vendor's Solicitors (as the case may be) whose receipt shall be a good and sufficient discharge to the Vendor or the Purchaser (as the case may be).

8.10 Full Force And Effect Even After The Payment

     All warranties representations agreements covenants and obligations of whatever nature given made or undertaken under or pursuant to this Agreement shall (except for any obligations fully performed before or on Completion) continue in full force and effect even after Completion.

8.11 The Purchaser's Right To Assign And To Specific Performance

               8.11:1    This Agreement and all rights in it
               may be assigned or transferred by the Purchaser and the Purchaser shall be entitled to specific performance of this Agreement.

               8.11:2    This Agreement and all rights in it
               shall not be assigned by the Vendor.

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8.12 Notices

               8.12:1    Notices to the Vendor shall (without
               prejudice to any other means of service) subject to Clause 8.12:5 be deemed served on the Vendor if delivered or sent by hand A.R.Registered Post telex facsimile electronic mail or any other means of electronic transmission to the following address:-

               KLIH PROJECT MANAGEMENT SDN. BHD.
               (Company No.14962-D)
               11th Floor, Wisma KLIH,
               No.126 Jalan Bukit Bintang,
               55100 Kuala Lumpur
               FAX NO:

               MEC AUDIO VISUAL PRODUCTS SDN. BHD.
               (Company No.170217-X)
               11th Floor, Wisma KLIH,
               No.126 Jalan Bukit Bintang,
               55100 Kuala Lumpur
               FAX NO:

               8.12:2    Notices to the Purchaser shall
               (without prejudice to any other means of service) subject to Clause 8.12:5 be deemed served on the Purchaser if delivered or sent by hand A.R.Registered Post telex facsimile electronic mail or any other means of electronic transmission to the following address:-

               MCMS SDN. BHD.
               Plots 12 & 13, Phase IV,
               Free Industrial Zone,
               Bayan Lepas,
               11900 Penang
               FAX NO:

               8.12:3    Notices to the Vendor's Solicitors
               shall (without prejudice to any other means of service) subject to Clause 8.12:5 be deemed served on the Vendor's Solicitors if delivered or sent by hand A.R.Registered Post telex facsimile electronic mail or any other means of electronic transmission to the Vendor's Solicitors office at the address stated in Clause 3.

               8.12:4    Notices to the Purchaser's Solicitors
               shall (without prejudice to any other means of service) subject to Clause 8.12:5 be deemed served on the Purchaser's Solicitors if delivered or sent by hand A.R.Registered Post telex facsimile electronic mail or any other means of electronic transmission to the Purchaser's Solicitors at the address stated in Clause 3.

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
               8.12:5    Notices shall be deemed given:-

                                   8.12:5.1  in the case of
                         hand delivery only upon written
                         acknowledgment of receipt by the
                         addressee or any partner or officer
                         or other employee agent or
                         representative of the addressee;

                                   8.12:5.2  in the case of
                         A.R.Registered Post only upon written
                         acknowledgment of receipt on the
                         A.R.Card by the addressee or any
                         partner or officer or other employee
                         agent or representative of the
                         addressee;

                                   8.12:5.3  in the case of
                         telex upon receipt of answerback;

                                   8.12:5.4  in the case of
                         facsimile or electronic mail upon
                         receipt of transmission;

                                   8.12:5.4  in the case of
                         any other means of electronic
                         transmission upon receipt of the
                         transmission;

8.13 Delivery of Items Other Than Notices

               8.13:1    Items other than Notices to be
               delivered to the Vendor shall (without
               prejudice to any other means of delivery) subject to Clause 8.13:5 be deemed delivered to the Vendor if delivered by hand or sent by A.R.Registered Post to the Vendor's address stated in Clause 8.12:1.

               8.13:2    Items other than Notices to be
               delivered to the Purchaser shall (without prejudice to any other means of delivery) subject to Clause 8.13:5 be deemed delivered to the Purchaser if delivered by hand or sent by A.R.Registered Post to the Purchaser's address stated in Clause 8.12:2.

               8.13:3    Items other than Notices to be
               delivered to the Vendor's Solicitors shall (without prejudice to any other means of delivery) subject to Clause 8.13:5 be deemed delivered to the Vendor's Solicitors if delivered by hand or sent by A.R.Registered Post to the Vendor's Solicitors office at the address stated in Clause 3.

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
               8.13:4    Items other than Notices to be
               delivered to the Purchaser's Solicitors shall (without prejudice to any other means of delivery) subject to Clause 8.13:5 be deemed delivered to the Purchaser's Solicitors if delivered by hand or sent by A.R.Registered Post to the Purchaser's Solicitors office at the address stated in Clause 3.

               8.13:5    Items other than Notices shall be
               deemed delivered:-

                                   8.13:5.1  in the case of
                         hand delivery only upon written
                         acknowledgment of receipt by the
                         addressee or any partner or officer
                         or other employee agent or
                         representative of the addressee;

                                   8.13:5.2  in the case of
                         A.R.Registered Post only upon written
                         acknowledgment of receipt on the
                         A.R.Card by the addressee or any
                         partner or officer or other employee
                         agent or representative of the
                         addressee.

8.14 Waiver

               8.14:1    No right under this Agreement shall
               be deemed waived unless made or confirmed in writing and signed by or on behalf of the party waiving such right.

               8.14:2    A waiver by a party shall be without
               prejudice to its rights or remedies in respect of any other breach of this Agreement by either of the parties.

               8.14:3    Subject to Clause 8.14:2 any failure
               by a party to enforce any of the provisions of this Agreement or any forebearance delay or indulgence granted by that party to the other party shall not be construed as a waiver of that party's rights under this Agreement.

8.15 Severance

     If any provision of this Agreement is declared by any judicial or other competent authority to be void voidable illegal or otherwise unenforceable the remaining provisions of this Agreement shall remain in full force and effect unless the Purchaser in its discretion decide that the effect of such declaration defeats the original intention of the parties in which even the Purchaser shall be entitled to terminate this Agreement by 5 Working Days notice to the Vendor and the provisions of Clause 8.3 will have effect.

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

8.16 Force Majeure

     The parties shall be released from their respective obligations in the event of national emergency war prohibitive governmental regulation or of any other cause beyond the reasonable control of the parties or either of them which renders the performance of this Agreement impossible whereupon this Agreement shall terminate and the provisions of Clause 8.3 shall have effect provided that this clause shall have effect only if the Purchaser serve a notice on the Vendor that it shall have effect.

8.17 Apportionments

               8.17:1    On Completion the income and
               outgoings of the Land shall subject to Clause
               8.17:2 be apportioned as at the Completion
               Date.

               8.17:2    Clause 8.17 shall not apply to any
               sum if:-

                                   8.17:2.1  the Purchaser
                         cannot by reason only of becoming the
                         owner of the Land either enforce
                         payment of it or be obliged to pay
                         it; or

                                   8.17:2.2  it is an outgoing
                         paid in advance unless the Vendor
                         cannot obtain repayment and the
                         Purchaser as a result benefit or is
                         given credit against a sum that would
                         otherwise be its liability.

               8.17:3    For the purposes of apportionment
               only it shall be assumed:-

                                   8.17:3.1  until the end of
                         the Completion Date;

                                   8.17:3.2  that the sum to
                         be apportioned:-


                                  8.17:3.2:1     accrues from day to day;


                                  8.17:3.2:2     is payable throughout the
                                                  relevant period at the
                                                  same rate as on the
                                                  Completion Date.

               8.17:4    Sums payable periodically shall be
               apportioned by charging or allowing:-

                                   8.17:4.1  for any Payment
                         Period entirely attributable to one
                         party the whole of the instalment
                         payable for such Payment Period;

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
                                   8.17:4.2  for any part of a
                         Payment Period a proportion on an
                         annual basis.

               8.17:5    In the event:-

                                   8.17:5.1  any sum payable
                         in respect of any period fails wholly
                         or partly before the Completion Date;
                         and

                                   8.17:5.2  the amount of
                         such sum is not notified to either
                         party before Completion;

                         a provisional apportionment shall be
               made on the best estimate available and upon the amount being notified a final apportionment shall be made and one party shall then make to the other the appropriate balancing payment.

8.18 Completion Date

               8.18:1    Subject to Clauses 8.18:2 and 8.18:3
               Completion shall take place on the last day of the period of one (1) month from the date of compliance of all the conditions precedent in Clause 5 (provided always that the Purchaser shall be entitled to waive any of the conditions precedents) or three (3) months from the Agreement Date, whichever is the later.

               8.18:2    In the event the Purchaser wishes
               Completion to take place earlier the Purchaser shall give the Vendor notice of such wish and the date on which it wishes Completion to take place and the Completion Date shall then be such date stated in such notice as the date on which the Purchaser wishes the Completion Date to be.

               8.18:3    In the event the date fixed or
               stipulated under the provisions of Clauses
               8.18:1 and 8.18:2 for Completion to take place is a Holiday then the date for Completion to take place will be the next following Working Day.

               8.18:4    On Completion the Vendor shall
               deliver or procure to be delivered to the Purchaser the original issue documents of title in respect of the Land and all other documents incumbent upon the Vendor to deliver to the Purchaser to enable the Purchaser to be registered as proprietor of the Land free from all encumbrances.

8.19 Vendor's Undertaking

     During the continuance of this Agreement the Vendor hereby undertake with the Purchaser that the Vendor shall not sell, transfer, dispose off, charge, lease, assign, licence or part with the possession of the Land or deal with the Land in any manner whatsoever without prior written consent of the Purchaser and shall keep the Land in the same condition as they are at the Agreement Date.

8.20 Supersedes Prior Agreements

     This Agreement supersedes any prior agreements between the parties whether written or oral and any such prior agreements are cancelled as at the date of this Agreement but without prejudice to any rights which have already accrued to either of the parties.

8.21 Change of Address

     Each party shall serve notice on the other of the change or acquisition of any address and of any telephone telex facsimile electronic mail or similar number at the earliest possible opportunity but in any event within 48 hours of such change or acquisition.

8.22 Rights Cumulative

     All rights granted to either of the parties shall be cumulative and no exercise by either of the parties of any right under this Agreement shall restrict or prejudice the exercise of any other right granted by this Agreement or otherwise available to it.

8.23 Costs and Stamp Duties

               8.23:1    Subject to Clause 8.23:2 each party
               shall pay the fees and disbursements of its own agents accountants solicitors and all other costs and expenses incurred by it in relation to the negotiation preparation execution and completion of this Agreement.

               8.23:2    The Purchaser shall pay the stamp
               duty on the original and 3 counterpart of this Agreement and all the stamp duty and registration fees in respect of the Transfer executed by the Vendor under this Agreement.

                THE SCHEDULE ABOVE REFERRED TO

                         (Clause 2.1)

                           The Land

All those five (5) pieces of land situate in Mukim 12 Daerah
Barat Daya, Negeri Pulau Pinang described below:-

COLUMN 1       COLUMN 2               COLUMN 3

Lot No./
P.T.No.        Title No.                Area

1. 1223        H.S.(D)6941         37,910 square feet

2. 1224        H.S.(D)6942         4,532 square feet

3. 1225        H.S.(D)6943         5,554 square feet

4. 1226        H.S.(D)6944         2,615 square feet

5. 8130        Pajakan Negeri      10,929 square metres or
               No.1765             117,639 square feet
                                   -------------------
                                   168,250 square feet
                                   ===================

IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals the day and year first above written.



The Common Seal of KLIH  )
PROJECT MANAGEMENT SDN.  )
BHD.(Company No.14962-D) )
was hereunto duly affixed)
in the presence of:-     )




/s/ Anthony Chew              /s/ Chong Fui Nyee
 ..................            ..................
    Director                  Director/Secretary





The Common Seal of MEC    )
AUDIO VISUAL PRODUCTS SDN.)
BHD. (Company No.170217-X))
was hereunto duly affixed )
in the presence of:-      )




/s/ Terence Selvarajah         /s/ Lim Tian Huat
 ......................        ..................
    Director                  Director/Secretary





The  Common   Seal   of  )
MCMS  SDN. BHD. (Company )
No. 399136-M)  was  duly )
affixed in the  presence )
of:-                     )




/s/ Azliza Baizura Bt Azmel        /s/ Ron Gines
 ...........................        ..................
    Director                       Director/Secretary

    ENDORSEMENT BY STANDARD CHARTERED BANK MALAYSIA BERHAD
    ------------------------------------------------------


We, STANDARD CHARTERED BANK MALAYSIA BERHAD(Company No.115793-
P), a company incorporated in Malaysia under the Companies Act, 1965 and having a place of business at No.2 Beach Street, 10300 Penang, the Chargee hereinbefore mentioned hereby acknowledge and grant our consent to the Lease, the Option to Renew and the Option to Purchase herein.


Dated this 18th day of June 1999.


SIGNED for and on behalf of )       STANDARD CHARTERED BANK
STANDARD  CHARTERED   BANK  )           MALAYSIA BERHAD
MALAYSIA BERHAD (Company No.)          By Its Attorney(s)
115793-P) by its Attorney in)
the presence of:-           )

/s/ Azliza Baizura Bt Azmel           /s/ Richard Kong Mun Choy
 ............................          .........................

            ACKNOWLEDGEMENT AND ACCEPTANCE BY MEC
             OF THE TERMS HEREINBEFORE MENTIONED
            --------------------------------------


We, MEC AUDIO VISUAL PRODUCTS SDN. BHD. (Company No.170217-X), a company incorporated in Malaysia and having its registered office at 11th Floor, Wisma KLIH, No.126 Jalan Bukit Bintang, 55100 Kuala Lumpur, the beneficial owner of the Demised Land hereinbefore mentioned, hereby agree and consent to the Lease, the Option to Renew and the Option to Purchase herein and acknowledge accept and undertake to abide by, discharge, perform and observe all the terms and conditions stipulated herein this Lease Annexure as though we are a party to this Lease.

We hereby confirm and agree that the words "Lessor" wheresoever appearing in the Lease shall be deemed to include and bind us as though we are the Lessor.

This acknowledge, acceptance and confirmation shall be binding upon our successors in title.



The Common Seal of MEC AUDIO)
VISUAL PRODUCTS  SDN.  BHD. )
(Company No. 170217-X)  was )
hereunto  affixed  in   the )
presence of:-               )




/S/ Terence Selvarajah        /s/ Lim Tian Huat
 .......................       ..................
     Director                 Director/Secretary